UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________________
Form 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2025

_________________________________________________________
Science Applications International Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35832	46-1932921
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12010 Sunset Hills Road, Reston, VA 20190
(Address of Principal Executive Offices) (Zip Code)
(703) 676-4300
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	SAIC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Science Applications International Corporation (the “Company”) held its virtual Annual Meeting of Stockholders on June 4, 2025 (the “Annual Meeting”). The holders of 39,020,184 shares of common stock of the Company, or approximately 82.7% of the outstanding shares entitled to vote as of the record date for the Annual Meeting, were represented at the Annual Meeting in person or by proxy. The final voting results on each of the matters presented to stockholders for a vote is set forth below.
1.    The nominees to the Board of Directors of the Company were elected, each for a one-year term, based upon the following votes:

	Number of Votes
Director Nominee	For	Against	Abstain	Broker Non-Votes
Garth N. Graham	34,660,356	536,399	111,524	3,711,905
Carolyn B. Handlon	34,602,721	610,614	94,944	3,711,905
Yvette M. Kanouff	34,798,033	405,213	105,033	3,711,905
Timothy J. Mayopoulos	34,516,336	670,524	121,419	3,711,905
Katharina G. McFarland	33,114,510	2,123,521	70,248	3,711,905
Milford W. McGuirt	34,665,541	524,274	118,464	3,711,905
Donna S. Morea	33,485,716	1,750,090	72,473	3,711,905
James C. Reagan	34,707,625	523,451	77,203	3,711,905
Steven R. Shane	34,287,963	930,129	90,187	3,711,905
John K. Tien, Jr.	34,924,763	301,691	81,825	3,711,905
Toni Townes-Whitley	34,742,784	496,235	69,260	3,711,905
2.    The proposal to approve, on a non-binding, advisory basis, the compensation of the named executive officers of the Company as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 23, 2025 (or a say-on-pay vote) was approved based upon the following votes:

Number of Votes
For	Against	Abstain	Broker Non-Votes
30,185,747	4,855,234	267,298	3,711,905
3.    The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2026 was approved based upon the following votes:

Number of Votes
For	Against	Abstain
38,799,420	135,733	85,031

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 9, 2025
Science Applications International Corporation

By:	/s/ Hilary L. Hageman
Hilary L. Hageman
Executive Vice President, General Counsel and Corporate Secretary